Exhibit 10.1
FIRST AMENDMENT TO
UNSECURED MASTER LOAN AGREEMENT
     THIS FIRST AMENDMENT TO UNSECURED MASTER LOAN AGREEMENT (this “Amendment”) made as of this 27th day of December, 2006, by and among RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership (“Borrower”), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust (“Trust”), ROSSFORD DEVELOPMENT LLC, a Delaware limited liability company (“Rossford”), RAMCO ROSEVILLE PLAZA LLC, a Michigan limited liability company (“Roseville”), RAMCO MICHIGAN INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (“Michigan Investment”), and TEL-TWELVE LIMITED PARTNERSHIP, a Delaware limited partnership (“Tel-Twelve LP”; the Trust, Rossford, Roseville, Michigan Investment and Tel-Twelve LP are hereinafter referred to collectively as the “Guarantors”), and KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent” for the Banks).
WITNESSETH:
     WHEREAS, Borrower, Trust, Agent, and the Banks entered into that certain Unsecured Master Loan Agreement dated as of December 13, 2005 (the “Loan Agreement”);
     WHEREAS, Borrower has requested that an Unencumbered Borrowing Base Property be conveyed to Tel-Twelve LP but that such Subsidiary not provide a full payment guaranty of the Loans;
     WHEREAS, the Agent and the Banks have consented to such transaction, subject to the execution and delivery of this Amendment.
     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
     2. Transfer of Unencumbered Borrowing Base Properties; Limit on Guaranty.
          (a) The Banks have approved the transfer of the Unencumbered Borrowing Base Property commonly known as Tel Twelve Shopping Center to Tel Twelve LP. In connection therewith, Tel-Twelve LP and Michigan Investment (collectively, the “New Guarantors”) have executed a Joinder Agreement with respect to the Guaranty and the Contribution Agreement and have become Guarantors. Notwithstanding the terms of the Guaranty and the Joinder Agreement, the liability of the New Guarantors under the Guaranty with respect to the outstanding principal amount of the “Indebtedness” (as defined in the Guaranty) shall not exceed $32,916,685.62. The limit set forth above is a limit only upon the amount recoverable from the New Guarantors under the Guaranty with respect to the principal balance of the Notes and amounts drawn on Letters of Credit that have not been repaid, and such limitation does not affect the liability, scope and duration of the obligations of the New

Guarantors under the Guaranty, including, without limitation, the New Guarantors’ obligations with respect to (i) interest accrued under the Notes, (ii) any protective advances made pursuant to any one or more of the Loan Documents, and (iii) costs of collection and enforcement of the Guaranty. Furthermore, the New Guarantors specifically acknowledge and agree that any reduction in the obligations of the Borrower under the Notes and the other Loan Documents, whether by payment, realization by the Agent or the Banks upon any collateral for the Loans, from any other Guarantor or otherwise, shall not reduce or otherwise affect the amount recoverable from such New Guarantor hereunder until either (1) such New Guarantor itself has paid and the Agent and the Banks have received the full amount recoverable from such New Guarantor as limited under the terms of this paragraph or (2) all of the obligations guaranteed or undertaken by the Guarantors have been fully and finally paid and performed in full as contemplated by the Guaranty and the obligation of the Banks to make additional Loans or issue additional Letters of Credit has terminated. Notwithstanding anything herein to the contrary, the limit set forth in this Paragraph 2(a) shall terminate in the event that the New Guarantors have not been released as Guarantors as provided in the Loan Agreement on or before April 30, 2007.
          (b) The Unencumbered Property Borrowing Base Value which is applicable to the Unencumbered Borrowing Base Property owned by Tel-Twelve LP shall not exceed the lesser of (a) the sum of the principal amount to which recovery from the New Guarantors is limited as provided in Paragraph 2(a) above and under Paragraph 2(a) of that certain Second Amendment to Unsecured Term Loan Agreement dated of even date herewith among Borrower, Guarantors and KeyBank National Association, as Agent, and (b) the Unencumbered Property Borrowing Base Value otherwise determined in accordance with the Loan Agreement.
     3. No Indebtedness. Notwithstanding the terms of Section 8.1 of the Loan Agreement, the New Guarantors shall not be permitted to have any Indebtedness other than Indebtedness of the type described in Section 8.1(a), (b) and (c), and a Guaranty of the Indebtedness under that certain Unsecured Term Loan Agreement dated as of December 21, 2005, with KeyBank National Association as Agent, as amended, provided that the principal amount of indebtedness guaranteed thereunder shall not exceed $2,975,668.38 unless the provisions of Paragraph 2(a) above limiting recovery against the New Guarantors are no longer in effect.
     4. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.
     5. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

     6. Representations. Borrower and Guarantors represent and warrant to Agent and the Banks as follows:
          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
          (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
          (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
          (d) Representations in Loan Documents. The representations and warranties made by the Borrower and Guarantors and their Subsidiaries under the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries in connection therewith or after the date thereof were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof (as modified and amended herein), except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, except to the extent that such representations and warranties relate expressly to an earlier date, and except as disclosed to the Agent and the Banks in writing and approved by the Agent and the Majority Banks in writing.
     7. No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     8. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     9. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Notes and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Notes and the Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
     10. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
     11. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan (excluding the laws applicable to conflicts or choice of law). This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.
     12. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors and the Agent. Agent has obtained the approval of the Required Banks of this Amendment.
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     IN WITNESS WHEREOF, the parties hereto have hereto set their hands as of the day and year first above written.

BORROWER: RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, by its sole general partner By: Ramco-Gershenson Properties Trust, a Maryland real estate investment trust
By:	/s/ Dennis Gershenson
	Name:	DENNIS GERSHENSON
	Title:	PRESIDENT AND CEO

TRUST: RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust
By:	/s/ Richard J. Smith
	Name:	RICHARD J. SMITH
	Title:	CHIEF FINANCIAL OFFICER

ROSSFORD: ROSSFORD DEVELOPMENT LLC, a Delaware limited liability company
By:	/s/ Dennis Gershenson
	Name:	DENNIS GERSHENSON
	Title:	PRESIDENT AND CEO

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ROSEVILLE:

RAMCO ROSEVILLE PLAZA LLC, a Michigan
limited liability company

By: Ramco-Gershenson Properties, L.P., a
       Delaware limited partnership, its Sole
       Member

By: Ramco-Gershenson Properties Trust,
       a Maryland real estate investment
       trust, its General Partner

By:	/s/ Dennis Gershenson
	Name:	DENNIS GERSHENSON
	Title:	PRESIDENT AND CEO

TEL-TWELVE LP: TEL-TWELVE LIMITED PARTNERSHIP, a Delaware limited partnership By: Ramco General Partner LLC, a Delaware limited liability company, general partner
By:	/s/ Dennis Gershenson
	Name:	DENNIS GERSHENSON
	Title:	PRESIDENT AND CEO

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MICHIGAN INVESTMENT: RAMCO MICHIGAN INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership By: Ramco General Partner LLC, a Delaware limited liability company, general partner
By:	/s/ Dennis Gershenson
	Name:	DENNIS GERSHENSON
	Title:	PRESIDENT AND CEO

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AGENT: KEYBANK NATIONAL ASSOCIATION, as Agent
By:	/s/ Daniel L. Silbert
	Name:	DANIEL L. SILBERT
	Title:	SR. BANKER

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